SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 25, 2004


                        MILE MARKER INTERNATIONAL, INC. .
                        ------------------------------ -
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


        0-26150                                      11-2128469
        -------                                      ----------
(Commission File Number)                    (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
                 ----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code : (954) 782-0604
                                                            --------------



         Former Address: 1450 S.W. 13th Court, Pompano Beach, FL, 33069
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item  1.        Changes in Control of Registrant
                --------------------------------

                None

Item  2.        Acquisition or Disposition of Assets
                ------------------------------------

                None

Item  3.        Bankruptcy or Receivership
                --------------------------

                None

Item  4.        Changes in Registrant's Certifying Accountant
                ---------------------------------------------

                None

Item  5.        Other Events
                ------------

            On February 25, 2004, Mile Marker International, Inc. (the "Registrant") announced that its Working Capital Line of Credit with Merrill Lynch Business Financial Services had been increased from a maximum of $3,500,000 to $5,000,000, and that the maturity date for this credit facility had been extended to February 28, 2005.


Item  6.        Resignations of Registrant's Directors
                --------------------------------------

                None

Item  7.        Financial Statements and Exhibits
                ---------------------------------

                None

Item  8.        Change in Fiscal Year
                ---------------------

                None


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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MILE MARKER INTERNATIONAL, INC.
                                    -------------------------------
                                         (Registrant)



Dated:  February 25, 2004
                                          By:      /s/  Richard E. Aho
                                                _____________________________
                                                Richard E. Aho, President



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